EXHIBIT 14


              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY
                                -----------------


       KNOW ALL MEN BY THESE PRESENTS:


       That I, SUE B. DORN of New York, New York, a Director of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2002.


                                           /s/ Sue B. Dorn
                                           Director
                                           First Citicorp Life Insurance Company

              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY
                                -----------------


       KNOW ALL MEN BY THESE PRESENTS:


       That I, KATHLEEN A. PRESTON of South Windsor, Connecticut, a Director of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2002.


                                           /s/ Kathleen A. Preston
                                           Director
                                           First Citicorp Life Insurance Company